THE GABELLI VALUE FUND INC.

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2001

                         [GRAPHIC OF FIVE STARS OMITTED]

              MORNINGSTAR RATED[TM] THE GABELLI VALUE FUND 5 STARS
                  OVERALL AND FOR THE FIVE AND TEN-YEAR PERIOD
                   ENDED 09/30/01 AMONG 2904 AND 874 DOMESTIC
                           EQUITY FUNDS, RESPECTIVELY.
           THE FUND WAS RATED 4 STARS FOR THE THREE-YEAR PERIOD ENDED
                   09/30/01 AMONG 4633 DOMESTIC EQUITY FUNDS.

TO OUR SHAREHOLDERS,

      In the third quarter of 2001, the horrifying terrorist attacks on America further undermined an already fragile economy and deepened what was already the worst bear market we have experienced since 1973-74. Prior to September 11, value stocks had held up well relative to growth stocks, as evidenced by the superior performance of value indices versus their growth counterparts over the first eight months of 2001. However, following these unconscionable acts of terrorism, value stocks spiraled lower with the broad market.

INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 2001, The Gabelli Value Fund's (the "Fund") net asset value fell 14.58%. The Standard & Poor's ("S&P") 500 Index, the Nasdaq Composite Index, and the Dow Jones Industrial Average fell 14.67%, 30.64%, and 15.37%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund fell 9.25% for the trailing twelve-month period. The S&P 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average declined 26.61%, 59.19%, and 15.48%, respectively, over the same twelve-month period.

      For the three-year period ended September 30, 2001, the Fund's total return averaged 10.78% annually. The S&P 500 Index and Dow Jones Industrial Average had average annual returns of 2.03% and 5.83%, respectively, while the Nasdaq Composite Index had an average annual decline of 4.00%, over the same three-year period. For the five-year period ended September 30, 2001, the Fund's total return averaged 15.69% annually versus average annual total returns of 10.23%, 4.08%, and 10.40% for the S&P 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. [COPYRIGHT]2001 Morningstar, Inc. All Rights Reserved. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 9/30/01 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating[TM] metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the next 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (IF APPLICABLE) Morningstar Rating metrics.

INVESTMENT RESULTS (CLASS A SHARES) (a)
--------------------------------------------------------------------------------

                                                          QUARTER
                                           -------------------------------------
                                             1ST       2ND       3RD       4TH      YEAR
                                             ---       ---       ---       ---      ----
   2001:  Net Asset Value .............    $16.24    $17.63    $15.06       --        --
          Total Return ................     (0.7)%     8.6%    (14.6)%      --        --
--------------------------------------------------------------------------------------------
   2000:  Net Asset Value .............    $18.70    $18.89    $18.44    $16.13    $16.13
          Total Return ................     (3.9)%     1.0%     (2.4)%    (2.8)%    (7.9)%
--------------------------------------------------------------------------------------------
   1999:  Net Asset Value .............    $17.29    $19.58    $18.93    $19.45    $19.45
          Total Return ................      7.5%     13.2%     (3.3)%    12.1%     31.9%
--------------------------------------------------------------------------------------------
   1998:  Net Asset Value .............    $16.43    $16.94    $14.71    $16.08    $16.08
          Total Return ................     14.9%      3.1%    (13.2)%    19.8%     23.2%
--------------------------------------------------------------------------------------------
   1997:  Net Asset Value .............    $11.63    $14.11    $15.73    $14.30    $14.30
          Total Return ................      1.0%     21.3%     11.5%      8.6%     48.2%
--------------------------------------------------------------------------------------------
   1996:  Net Asset Value .............    $12.88    $13.08    $12.63    $11.52    $11.52
          Total Return ................     10.9%      1.6%     (3.4)%     0.0%      8.7%
--------------------------------------------------------------------------------------------
   1995:  Net Asset Value .............    $11.41    $11.75    $12.81    $11.61    $11.61
          Total Return ................      8.8%      3.0%      9.0%      0.3%     22.5%
--------------------------------------------------------------------------------------------
   1994:  Net Asset Value .............    $11.37    $11.55    $12.43    $10.49    $10.49
          Total Return ................     (6.0)%     1.6%      7.6%     (2.7)%     0.0%
--------------------------------------------------------------------------------------------
   1993:  Net Asset Value .............    $11.15    $11.93    $13.92    $12.09    $12.09
          Total Return ................     10.1%      7.0%     16.7%      1.5%     39.4%
--------------------------------------------------------------------------------------------
   1992:  Net Asset Value .............    $10.40     $9.84    $10.04    $10.13    $10.13
          Total Return ................      9.7%     (5.4)%     2.0%      6.4%     12.7%
--------------------------------------------------------------------------------------------
   1991:  Net Asset Value .............     $9.51     $9.50     $9.57     $9.48     $9.48
          Total Return ................     11.8%     (0.1)%     0.7%      2.5%     15.3%
--------------------------------------------------------------------------------------------
   1990:  Net Asset Value .............     $9.23     $9.36     $8.19     $8.51     $8.51
          Total Return ................     (2.4)%     1.4%    (12.5)%     9.0%     (5.6)%
--------------------------------------------------------------------------------------------
   1989:  Net Asset Value .............       --        --       --       $9.58     $9.58
          Total Return ................       --        --       --        2.1%(b)   2.1%(b)


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS SEPTEMBER 30, 2001 (A)
                  ---------------------------------------------
                        Class A      Class B      Class C
                         Shares       Shares       Shares
                         ------       ------       ------
  1 Year.........       (9.25)%      (9.93)%      (9.87)%
                       (14.23)%(c)  (14.87)%(d)  (10.85)%(d)
  5 Year...........      15.69%       15.47%       15.48%
                         14.38%(c)    15.37%(d)    15.48%(d)
  10 Year...........     16.10%       16.78%       15.99%
                         15.44%(c)    16.00%(d)    15.99%(d)
  Life of Fund (b) .     13.99%       13.98%       13.91%
                         13.46%(c)    13.98%(d)    13.91%(d)

                      DIVIDEND HISTORY
--------------------------------------------------------------------------------
PAYMENT (EX) DATE     RATE PER SHARE     REINVESTMENT PRICE
-----------------     --------------     ------------------
December 27, 2000         $1.753              $15.77
December 27, 1999         $1.720              $18.98
December 28, 1998         $1.490              $15.54
December 29, 1997         $2.720              $14.01
December 27, 1996         $1.110              $11.57
December 27, 1995         $1.230              $11.56
December 30, 1994         $1.600              $10.49
December 31, 1993         $2.036              $12.09
December 31, 1992         $0.553              $10.13
December 31, 1991         $0.334              $ 9.48
December 31, 1990         $0.420              $ 8.51
March 19, 1990            $0.120              $ 9.21
December 29, 1989         $0.068              $ 9.58

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class A Shares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class A Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class B Shares and Class C Shares on March 15, 2000. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares. (b) From commencement of investment operations on September 29, 1989. (c) Includes the effect of the maximum 5.5% sales charge at beginning of period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
--------------------------------------------------------------------------------

      For the ten-year period ended September 30, 2001, the Fund's total return averaged 16.10% annually, versus average annual total returns of 12.69%, 11.02%, and 13.88% for the S&P 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively. Since inception on September 29, 1989 through September 30, 2001, the Fund had a cumulative total return of 382.32%, which equates to an average annual total return of 13.99%.

COMMENTARY

THE CAMEL AND THE SCORPION

      A camel and a scorpion meet on the banks of a river in the Middle East. The scorpion asks the camel for a ride across the river. Initially, the camel declines, fearing the scorpion will sting him. The scorpion finally talks the camel into ferrying him across the river by explaining that it would make no sense for him to sting the camel ensuring his own doom. Half way across the river the scorpion stings the camel. As they are going down to their deaths, the camel asks the scorpion why he did such a foolish thing. The scorpion replies, "because this is the Middle East."

      Unfortunately this parable came true on the morning of September 11, 2001. By murdering thousands of innocent Americans (and visitors from at least 60 other countries), Middle Eastern extremist groups (the scorpion) ensured their own doom. But, the camel (our faith in the security of Fortress America) is also a victim, and the "peace dividend," which has benefited the U.S. economy and equities markets in so many ways over the last decade, has been suspended, perhaps for a considerable period of time.

      How will Americans respond to this crisis? The same way they have responded to numerous past crises. After an initial period of shock, grief, and disillusion, they will come together to preserve a culture and economy whose unique principles--personal freedom and entrepreneurial capitalism--have made America the greatest nation on earth.

PICKING UP THE PIECES

      As we prepare this letter, we are working diligently to assess all the economic and investment ramifications of this terrible tragedy. We can already make some general observations. First, the economy will dip into recession in the coming quarters. Second, a corporate profit recovery will be postponed. Third, the stock market will rapidly discount all the bad news resulting from this crisis and find a bottom faster than it might have if the economy had simply continued to limp along.

      Prior to September 11, the economy had been struggling, supported only by the American consumer. With consumer confidence plummeting following the terrorist attacks, the economy will likely go into recession. However, we believe the Federal Reserve's response to this crisis along with fiscal stimulus from a unified Congress will put a floor under the economy and lay the groundwork for a recovery in 2002.

      The recovery in profits may be pushed back several quarters. However, profit gains should be sizeable, driven by:

      o economic recovery, spurred by monetary and fiscal policy already in place

      o  lower oil prices

      o  the absence of sizeable inventory corrections

      o  aggressive cost cutting

      o  targeted booster shots in the form of tax initiatives

      Reported profits will also benefit from the absence of write-offs (it seems corporate America is writing off as much as possible, including the proverbial kitchen sink) as well as changes in amortization of goodwill (FASB
142).

[GRAPHIC OF TRIANGLE OMITTED]
EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH


      Where does this leave the equities market? Before the terrorist attacks, we were already well into a bear market, sparked initially by excessive equities valuations in the technology sector and compounded by a decline in capital spending that eroded earnings in a wider variety of industries. Now, the economic uncertainty and lack of earnings visibility that has plagued the market has been supplanted by fear--ironically, the most necessary ingredient for a bear market bottom. Have we hit bottom yet? Perhaps. However, we will be surprised (certainly pleasantly) if the strong gains in the last week of September hold. Yet, with lower equity prices, together with the current level of (ten year) interest rates, we are in a zone where a margin of safety begins to be visible for equities.

OUR RESPONSE

      Although this senseless tragedy has changed all Americans' lives, it has not changed our investment principles. We buy the stocks of quality companies trading at significant discounts to our appraisal of their "real world" economic value today and into the future. So, our response was not to dump stocks, but rather to re-assess their longer-term prospects. We asked the same questions we have always asked in depressed markets. How bad is bad? Does the company have the resources to address the economic turmoil? How long will it be bad? How good is good? In short, we focused on portfolio companies' "normalized" cash flows, earnings, and business values. In general, we have come to the conclusion that while the short-term outlook for many of our portfolio companies has been negatively impacted by the events of September 11, their long-term prospects remain attractive.

      For example, operating profits for advertising-supported media companies will be under pressure as the economy slides into recession. But, we still expect an economic recovery, the Winter Olympics in Salt Lake City, and the mid-term election political spending to bolster results in 2002. We continue to expect a relaxed regulatory posture at the Federal Communications Commission ("FCC") to result in further consolidation of the broadcast, cable television and newspaper publishing industries. Certainly, this crisis has demonstrated how effectively news is disseminated from a wealth of media sources in every American market.

      We continue to believe rural telephone company stocks will benefit from attractive earnings growth rates and consolidation in this fragmented sector of the telecommunications industry. We will see another round of consolidation among the "wireless" operators. Utilities stocks, particularly those with good dividends and takeover potential, should continue to offer the dual advantage of income and reasonably attractive capital appreciation potential. We expect dominant market share companies in a wide range of economically sensitive industries to attract favorable investor attention as the economy begins to recover in the year ahead.

MORE LASTING CHANGES

      For the last several years, we have been counseling investors not to expect the kind of generous returns from the equities markets that they had become accustomed to over the last ten years. Our caution was based on what we viewed as excessive equities valuations and the historically low "margin of safety" in the stock market. We had hoped the market would simply move sideways for a long enough time to allow fundamentals to catch up with valuations. Unfortunately, stock prices came tumbling down instead. In essence, what we had hoped would be an extended period of boring equities returns was compressed into eighteen months of suffering. Importantly, however, it has had the same result. Stocks are now much more reasonably priced and a margin of safety has returned to the market.

      This does not mean that once the market bottoms, we will enjoy ten more years of 20% plus annual returns. The risk premium for equities (the difference between the returns on stocks versus returns on risk-free Treasury securities) will increase for the foreseeable future. In other words, the inevitable economic and market recovery will not lead to the kind of valuations equities enjoyed after a decade of unprecedented peace and prosperity. Going forward, this translates into equities returns more in line with historical norms. For us and you, this means double digit returns on stocks will come from stock selection prowess ... our historical strength.

INVESTMENT SCORECARD

      As could be expected, defense stocks including Lockheed Martin and Newport News Shipbuilding finished near the top of our third quarter performance rankings. Placer Dome, Newmont Mining, and Homestake Mining also posted solid gains. Consumer products giant Proctor & Gamble also excelled.

      Advertising-supported media companies, including small group broadcaster Young Broadcasting, cable television operator Cablevision, and multimedia giant Viacom, declined sharply as already weak advertising promised to get weaker as a result of the tragedy. Aerospace component manufacturer Fairchild Corp. also sustained considerable damage due to the serious problems of the airline industry.

OUR REGULATORY FOOTPRINT

      Gabelli & Company, Inc. published on September 17, 2001 an overview of the Federal Communications Commission, various regulations that may change, and sectors and companies that will benefit. We thought we would share this report with you.

FEDERAL COMMUNICATIONS COMMISSION                   REGULATORY CHANGE = CATALYST
---------------------------------                   ----------------------------
      The five  member  FCC is  currently  composed  of four  members:  Chairman
Michael Powell (Republican), Kathleen Abernathy (Republican), Kevin Martin (Republican), and Michael Copps (Democrat). The fifth commissioner, Gloria Tristani (Democrat), left her position on September 7th. President Bush must appoint another Democrat to fill her position, and the Republicans will maintain their 3-2 majority. Michael Powell is a proponent of deregulation and free markets. Under his watch we expect several rules to be addressed, which should be favorable for companies in the cable, satellite, broadcasting, publishing, and telecom industries.

                        FEDERAL COMMUNICATIONS COMMISSION
                                       FCC

                                   ------------------
                                   MICHAEL POWELL (R)
                                        Chairman
                                   ------------------
----------------------  ----------------------  ----------------------  ----------------------
Kathleen Abernathy (R)     Michael Copps (D)        Kevin Martin (R)             Open
----------------------  ----------------------  ----------------------  ----------------------

--------------------------------------------------------------------------------------------------------------------
REGULATION                             CURRENT STATUS                             "BULL CASE"
--------------------------------------------------------------------------------------------------------------------
- Cable Ownership Cap                  30% of pay TV subscribers                  Above 50% or no cap

- Affiliated Programming Cap           Affiliated content < 40% of first          No cap
                                       75 channels

- Cable/Broadcast Cross-               No cable and broadcast TV in same          Removal of ban
   ownership                           Designated Market Area (DMA)

- Cable Dual Must Carry                Must carry analog broadcast signal         Not forced to carry both
                                                                                  broadcast digital and analog

- Cable Open Access                    Notice of Inquiry                          No forced open access

- Satellite Must Carry                 Must carry all local analog                DBS Co. chooses which
                                       broadcasts if carry one                    broadcast stations to carry

- Broadcast/Newspaper Cross-           No newspaper and broadcast                 Removal of ban
   ownership                           station in same DMA

- National TV Ownership Cap            35% of television audience                 Above 50% or no cap

- TV Duopolies                         Can own two stations in one                Eliminate rating and voice tests
                                       market if only one is in top four
                                       and eight independent voices exist

- Wireless Spectrum Cap                45 MHz in urban and 55 MHz in              No cap
                                       rural markets

- Wireline - Section 271               Regional Bell Operating Companies          RBOCs can offer in-region LD
                                       (RBOCs) cannot offer in-region
                                       Long Distance (LD)

CABLE & SATELLITE (Andrew Rittenberry 914-921-6592)
---------------------------------------------------
CABLE OWNERSHIP CAP

      - The 1992 Cable Act called for limits on the number of cable subscribers one firm could control. In 1993, the FCC set the limit at 30% of cable subscribers. In 1999, the FCC changed the limit to 30% of all multichannel video subscribers, including DBS, cable, wireless cable, etc.

      - In March 2001, the DC Federal Court of Appeals rejected the current 30% ownership cap as "arbitrary" and remanded it back to the FCC. Rather than appeal the decision, the FCC has filed a Notice of Proposed Rule Making to modify the rule. On September 13, 2001, the commission held an open meeting to discuss its thoughts on a new rule and to solicit public comments and suggestions. Following a comment period, the FCC will issue a new ownership ruling. We expect this to occur sometime in mid to late 2002. The DC Court of Appeals can then take up this rule again.

      - WE EXPECT THE FCC TO RAISE THE CAP ABOVE 50% OR REMOVE IT ALTOGETHER. AT THE VERY LEAST, WE EXPECT THE FCC TO LIBERALIZE THE RULES FOR COUNTING ATTRIBUTED SUBSCRIBERS.

      - Removal of the cap would provide AT&T Broadband and AOL Time Warner the ability to merge their two cable systems, creating an industry juggernaut. More importantly perhaps, removal of the cap could spur a further round of general industry consolidation. In our opinion, the most likely takeover candidate in the industry today is Cablevision Systems.

VERTICAL PROGRAMMING LIMITS

      - Currently, cable operators are barred from programming more than 40% of their first 75 channels with affiliated programming. (Systems with over 75 channels must reserve 45 channels for non-affiliated programming).

      - In the same court decision discussed above, the DC court also rejected this rule and remanded it back to the FCC.

      - There has been little comment by the FCC about this change, as no operator was close to a violation. HOWEVER, WE BELIEVE THIS RULE WILL BE DROPPED, AS THE LOGIC BEHIND IT IS SUSPECT. Similar to the cap above, the FCC filed a Notice of Proposed Rulemaking on September 13. The same process applies.

      - The biggest beneficiary in the current marketplace is AOL Time Warner, though it is still relatively far from the limit.

CABLE/BROADCAST CROSS-OWNERSHIP

      - The Telecom Act of 1996 eliminated the statutory prohibition against cable system/TV broadcast station cross ownership in the same market. The FCC has yet to change its own rule barring the practice. The DC Court of Appeals heard oral arguments on the subject on September 7th.

      - Initial comments made during the hearing by the justices appear to support easing this rule. WE EXPECT THAT THE FCC WILL EVENTUALLY REMOVE THIS BAN.

      - Though few companies have been clamoring for a rule change, AOL Time Warner would be the clear beneficiary. AOL owns the WB network, but owns no local affiliates, which provide the majority of the free cash flow to other networks such as ABC, CBS, etc. The WB is the only network that owns no local Owned & Operated stations today.

CABLE DUAL MUST CARRY FOR DIGITAL AND ANALOG

      - Currently, cable companies are required to carry all local analog broadcast signals or negotiate for retransmission consent. Broadcasters are seeking to force cable operators to carry proposed digital signals on separate channels, if they are forced by the FCC to broadcast them for free over the air.

      - The National Association of Broadcasters (NAB) is filing numerous lawsuits, in an attempt to force cable to carry both signals. The NAB is also attempting to get legislation passed on Capitol Hill mandating dual must carry of both.

      - THE FCC HAS TENTATIVELY INDICATED THAT IT WILL SUPPORT THE CABLE INDUSTRY IN ITS DESIRE TO CARRY ONLY THE ANALOG OR THE DIGITAL
        PROGRAMMING OF LOCAL BROADCASTERS, NOT BOTH THE ANALOG AND DIGITAL PROGRAMMING. There has been no formal rulemaking as of yet.

      - We believe all cable operators will be better off carrying only one signal. This issue has more weight on Multiple System Operator's (MSO) in major DMA's. Larger DMA's typically have many more local channels that must be carried. The cable company typically receives no revenue from local broadcasters whatsoever. The less local signals that must be carried, the more capacity there is in the pipe for high-speed data, video, telephony, etc. That means more revenue and cash flow per unit of bandwidth to the operator.

INTERNET OPEN ACCESS VIA CABLE

      - In 2000, there were three cases involving open access decided in the court system. Each deemed Internet over cable something different. One called it an unregulated data service, one a cable service, and the other a telecommunications service. If deemed a telecommunications service, it will be open to the same rules as the RBOC's under the Telecomm Act of 1996, meaning mandatory unbundling and open access.

      - The three courts all referred the issue to the FCC. In July of 2001, the 4th Circuit Court in Richmond, VA, ruled that a county could not impose open access on a cable system. The court also referred the issue back to the FCC for guidance.

      - THE FCC HAS ISSUED A NOTICE OF INQUIRY (NOI) ON THIS MATTER. However, given that the FCC appears loath to further regulate or interfere with the market mechanism, we believe it will not force open access on the operators for the foreseeable future.

SATELLITE MUST CARRY

      - In January 2002, satellite carriers are required to begin carrying all local channels in a market if they carry any. Today, they only carry the top 3-4 networks in each market.

      - The ability to offer local channels through the satelitte is a major competitive threat to cable operators. Given the fixed capacity of the satellite fleet, the less stations the operators must carry, the more individual markets can be offered the local service.

      - THE FCC RECENTLY REAFFIRMED THIS MUST CARRY PROVISION IN A RULING DATED SEPTEMBER 5TH, 2001. The DBS carriers are fighting this must carry rule in two cases in the 4th Circuit court in Richmond, VA.

BROADCASTING & PUBLISHING (Evan Carpenter 914-921-6595)
-------------------------------------------------------
BROADCAST/NEWSPAPER CROSS-OWNERSHIP

      - Currently, the FCC, as a rule, doesn't allow the same company to own both a broadcast station and a daily newspaper in the same market.

      - Michael Powell has previously supported lifting the ban on broadcast/newspaper cross-ownership. He has stated, "... the combined resources may allow for greater and more efficient coverage of local events that could not be covered by the two individually."

      - Recently, the FCC granted News Corp. a 24-month waiver of this rule when it acquired, from Chris Craft, WWOR-TV in New York, where it also owns the POST. The FCC defended the waiver by stating that the market would still exhibit diversity, and it considered not only other TV stations and newspapers, but also radio stations and cable operators.

      - The FCC stated that News Corp. would have to come into compliance with the rule within the 24-month period provided "it is necessary under our rules at that time".

      - At their open meeting on September 13th, the FCC started reviewing the ban on cross-ownership. The FCC will reach a conclusion following a comment period. WE EXPECT THIS BAN TO BE RELAXED.

      - Relaxation of this rule should allow companies like Belo, Tribune and Gannett to acquire newspaper companies in their TV markets like Pulitzer, Knight-Ridder and McClatchy. Also, Hearst-Argyle would be allowed to acquire Young Broadcasting.

TELEVISION OWNERSHIP CAP

      - Television station groups are limited as to their national audience reach; no group may reach over 35% of the national audience, with Ultra High Frequency (UHF) channels counted at half of their actual reach.

      - Chairman Powell has also expressed support of raising the ownership cap. He has argued that the cap limits economies of scale and thus raises costs.

      - The cap is predominantly supported by the network affiliates who argue that if the networks were allowed to increase their coverage, it would give them too much leverage over their affiliates.

      - On the other hand, the networks and some large broadcast groups, which want to expand their reach and take advantage of owning more stations and the economies of scale, oppose the cap.

      - Since the broadcasting industry is divided over this rule, we would expect the FCC to let the courts rule, before they decide whether or not to address it.

      - Viacom, News Corp., and General Electric have challenged the cap in the US Court of Appeals for the District of Columbia Circuit. Oral arguments were heard on September 7th. THIS IS THE SAME COURT THAT REJECTED THE 30% CABLE OWNERSHIP CAP (SEE ABOVE), AND WE WOULD EXPECT A SIMILAR RULING FOR BROADCASTERS.

TV DUOPOLY

      - A television station group may only own two stations in the same market provided that (a) there are at least eight independently owned and operated stations in the market after the combination, and (b) at least one of the two stations is not in the top four stations in the market as defined by audience share.

      - ALTHOUGH WE BELIEVE THAT GIVEN THE DEREGULATORY NATURE OF THE FCC, IT WOULD BE IN FAVOR OF EXTENDING THE DUOPOLY PRIVILEGE TO SMALLER MARKETS, THIS MIGHT ALSO BE DECIDED IN THE COURTS.

      - Sinclair has already received, from the US Court of Appeals for the District of Columbia Circuit, a stay of the FCC requirement to divest four Local Marketing Agreements (LMA) that violate the eight voices test. Sinclair now has petitioned the court to reverse the order. Oral arguments are scheduled for January 2002.

      - Relaxing the duopoly regulations would benefit companies like Sinclair and also allow companies like Disney's ABC to strengthen their positions in certain markets like Los Angeles and San Francisco by acquiring Young Broadcasting.

TELECOM (Dmitry Khaykin 914-921-5015)
-------------------------------------
WIRELESS SPECTRUM CAP

      - The Commercial Mobile Radio Service (CMRS) spectrum cap governs the amount of CMRS spectrum that can be licensed to a single entity within a particular geographic area. Under the current cap, a single entity may acquire attributable interests in the licenses of broadband Personal

        Communications  Service (PCS),  cellular,  and Specialized  Mobile Radio
        (SMR) services that cumulatively do not exceed 45 MHz of spectrum within Metropolitan Service Areas (MSA) and 55 MHz of spectrum in Rural Service Areas (RSA).

      - The cellular cross-interest rule, which limits the ability of a party to have ownership interests in cellular carriers in overlapping cellular geographic service areas (CGSAs), has been amended and currently allows a party to have a non-controlling or otherwise non-attributable direct or indirect ownership interest of up to 20% (up from 5%) in both cellular licensees in overlapping CGSAs.

      - Some of the spectrum under consideration for 3G services (1755-1850 MHz) is currently in the hands of the Department of Defense (DoD). In our opinion, the latest terrorists acts in New York and Washington, DC make it even less likely that DoD will give up this spectrum.

      - Given the limited availability of clean spectrum suitable for broadband mobile applications and the increasingly competitive nature of wireless services, industry participants have been arguing to increase or eliminate the spectrum cap. Chairman Powell has also expressed his interest in addressing this issue. WE BELIEVE FCC WILL EITHER LIFT SPECTRUM CAP OR INCREASE IT SUFFICIENTLY TO SUPPORT FURTHER INDUSTRY GROWTH.

      - The companies that stand to benefit the most from a spectrum cap lift are regional carriers such as US Cellular, Rural Cellular, Dobson, Alltel, and Western Wireless, as well as the last independent national carrier, Nextel.

WIRELINE -- SECTION 271

      - Section 271 of the Telecommunications Act of 1996 lays out detailed requirements that RBOCs must meet in order to gain approval for entry into the in-region interLATA market. Section 271 contains two central provisions. One requires the presence of a facilities-based competitor for both business and residential customers. The second requires compliance with the "Competitive Checklist".

      - Over the past few years, both Verizon and SBC have been successful in obtaining 271 approvals in several of their in-region states.

      - There is a growing belief that once RBOCs gain 271 approvals, they will focus on gaining market share among lucrative business accounts. We think that one of the options RBOCs might pursue is to acquire long distance carriers such as AT&T, Sprint and WorldCom.

      - Under the Internet  Freedom and Broadband  Deployment  Act of 2001 (H.R.
        1542), also known as the Tauzin-Dingell bill, RBOCs would be allowed to offer in-region data services regardless of their 271 status. Although the bill faces uncertainty both in the House and the Senate, the issue of in-region interLATA services may become moot fairly soon as RBOCs gradually gain 271 approvals in their territories.

      - WHILE WE DO NOT EXPECT TAUZIN-DINGELL BILL TO PASS, AT LEAST TWO RBOCS, VERIZON AND SBC, SHOULD BE IN POSITION TO GAIN STATE-BY-STATE SECTION 271 APPROVAL IN MOST OF THEIR MARKETS BY LATE 2002.

      - Long distance companies should benefit from the RBOCs' re-entry into in-region LD voice and data markets. RBOCs can quickly gain market share, particularly among business customers, by acquiring established carriers such as AT&T, WorldCom and Sprint, as well as emerging providers such as Williams Communications and Global Crossing.

      The following table lays out potential combinations that we believe could take place in a more deregulatory environment.

TABLE 1: SOME BENEFICIARIES (POTENTIAL DEALS)

   POTENTIAL               POTENTIAL                RULE CHANGE
     TARGET                ACQUIRER                    NEEDED                    BENEFIT
-------------------------------------------------------------------------------------------------------------
BROADCASTERS
------------
Acme                       AOL Time Warner         Cable/TV            AOL would own the distribution of 9 WB
(ACME)                                             Cross-              affiliates for their WB TV network.
                                                   Ownership

Tribune                    AOL Time Warner         Cable/TV            AOL would own the distribution of 16
(TRB)                                              Cross-              WB affiliates for their WB TV network.
                                                   Ownership

Young                      Hearst-Argyle           TV/Newspaper        Hearst would obtain cross-ownership
(YBTVA)                    Disney                  Cross-              positions in San Francisco and Albany.
                                                   Ownership

                                                   Duopoly             ABC would obtain duopolies in Los
                                                                       Angeles and San Francisco plus 6 ABC
                                                                       affiliates.
CABLE
-----
AT&T Broadband             AOL Time Warner         30%                 Economies of scale, improved leverage
(T)                                                Ownership           over programmers and vendors, larger
                                                   Cap                 platform on which to launch new
                                                                       products and services.

Cablevision                AOL Time Warner         30%                 Cablevision's suburban New York cable
Systems                                            Ownership           systems would allow AOL to dominate
(CVC)                                              Cap                 the U.S.'s top DMA.

NETWORKS
--------
Paxson                     General Electric        35%                 NBC would own TV stations reaching
(PAX)                                              Ownership           close to 70% of US households and 2
                                                   Cap                 broadcast networks.

NEWSPAPERS
----------
Pulitzer                   Gannett                 TV/Newspaper        Gannett would obtain a cross-owner-
(PTZ)                      Belo                    Cross-              ship position in St. Louis. Belo would
                                                   Ownership           obtain cross-ownership positions in St.
                                                                       Louis and Tucson.

McClatchy                  Gannett                 TV/Newspaper        Gannett would obtain cross-ownership
(MNI)                                              Cross-              positions in Minneapolis and Sacramento.
                                                   Ownership

Knight-Ridder              Tribune                 TV/Newspaper        Tribune would obtain cross-ownership
(KRI)                                              Cross-              positions in Philadelphia, Dallas-Ft.
                                                   Ownership           Worth, Miami, and Seattle (including
                                                                       Knight-Ridder's 49.5% ownership of the
                                                                       Seattle Times Company).
WIRELESS
--------
Dobson (DCEL)              Cingular                Spectrum CAP        Both Cingular and AT&T would com-
                           AT&T Wireless                               plement their footprints and substan-
                           (AWE)                                       tially reduce their roaming costs.

Rural Cellular             AT&T Wireless           Spectrum Cap        RCCC has limited footprint overlap with
(RCCC)                     Verizon                                     some of these carriers. AWE and VZ
                           Dobson                                      can fill in the gaps in their footprints and
                           US Cellular                                 lower their roaming expense. Regional
                           Western Wireless                            carriers (DCEL, USM, WWCA) can
                                                                       strengthen their competitive position
                                                                       and grow revenue and cash flows.

US Cellular                AT&T Wireless           Spectrum Cap        Improve footprint in several markets
(USM)                      Verizon                                     across the country and lower roaming
                           Cingular                                    costs.

Leap Wireless              Verizon                 Spectrum Cap        All of these carriers would be able to fill
(LWIN)                     Cingular                                    in some gaps in their footprints.
                           VoiceStream

Alltel (AT)                Verizon                 Spectrum Cap        Allows Verizon to create a fully national
                                                                       footprint and recapture earlier divested
                                                                       properties.



   POTENTIAL               POTENTIAL                RULE CHANGE
     TARGET                ACQUIRER                    NEEDED                    BENEFIT
-------------------------------------------------------------------------------------------------------------
Nextel (NXTL)              AT&T Wireless           Spectrum Cap        Gain access to eight million high-value
                           Verizon                                     business customers and increase spec-
                           Cingular                                    trum ownership by about 20 MHz in top
                                                                       300 MSAs.

Western Wireless           AT&T Wireless           Spectrum Cap        These carriers would gain network
(WWCA)                     Verizon                                     coverage and ownership in some of the
                                                                       country's mostly scarcely populated
                                                                       areas and substantially reduce roaming
                                                                       expense.
WIRELINE
--------
AT&T (T)                   Verizon                 Section 271         RBOC and LD combinations would re-
Sprint (FON,               SBC                                         create fully integrated national service
PCS)                       BellSouth                                   providers able to offer local and long
WorldCom                                                               distance voice and data.
(WCOM)


COMPANIES MENTIONED (SYMBOL - 9/10/01 PRICE - EXCHANGE):


ACME Communications (ACME - $7.35 - NASDAQ)                Nextel Communications Inc. (NXTL - $10.55 - NASDAQ)
Alltel Corp.(AT - $57.07 - NYSE)                           Paxson Communications (PAX - $9.24 - AMEX)
AOL Time Warner Inc. (AOL - $34.41 - NYSE)                 Pulitzer Inc. (PTZ -$47.45 - NYSE)
AT&T Corp. (T - $17.65 - NYSE)                             Rural Cellular Corporation (RCCC - $32.61 - NASDAQ)
AT&T Wireless (AWE - $13.80 - NYSE)                        SBC Communications Inc. (SBC - $43.43 - NYSE)
BellSouth Corp. (BLS - $39.72 - NYSE)                      Sinclair Broadcast Grp. Inc. (SBGI - $9.87 - NASDAQ)
Belo Corp. (BLC - $18.02 - NYSE)                           Sprint FON Group (FON - $21.64 - NYSE)
Cablevision Systems Corp. (CVC - $42.00 - NYSE)            Sprint PCS Group (PCS - $23.49 - NYSE)
Dobson Communications (DCEL - $11.21 - NASDAQ)             Tribune Company (TRB - $38.99 - NYSE)
Gannett Inc. (GCI - $63.72 - NYSE)                         US Cellular Corp. (USM - $49.65 - AMEX)
General Electric Company (GE - $39.35 - NYSE)              Verizon Communications (VZ - $50.70 - NYSE)
Hearst-Argyle Television Inc. (HTV - $20.24 - NYSE)        Viacom Inc. (VIA - $37.90 - NYSE)
Knight-Ridder (KRI - $60.34 - NYSE)                        Walt Disney Company (DIS - $23.58 - NYSE)
Leap Wireless Intl. Inc. (LWIN - $14.30 - NASDAQ)          Western Wireless Corp. (WWCA - $30.00 - NASDAQ)
McClatchy Company (MNI - $42.95 - NYSE)                    WorldCom Inc. (WCOM - $12.92 - NASDAQ)
MCI Group (MCIT - $13.19 - NASDAQ)                         Young Broadcasting (YBTVA - $21.89 - NASDAQ)
News Corp. (NWS - $30.75 - NYSE)


Note: Gabelli Asset Management Inc. and its affiliates own on behalf of themselves or their clients less than 5% of the following companies: Acme Communications, Alltel Corp., AOL Time Warner, AT&T Corp., AT&T Wireless Corp., BellSouth Corp., Belo, Dobson Communications, Gannett, General Electric, Hearst-Argyle, Knight-Ridder, MCI Group, News Corp., Nextel Communications, SBC Communications, Sinclair Broadcast Group, Sprint FON Group, Sprint PCS Group, Tribune, US Cellular, Verizon, Walt Disney, Western Wireless and WorldCom. Those companies owned in excess of 5% follow:

        COMPANY                             % OF OWNERSHIP
        ----------                          --------------
        Cablevision Systems                  6.50% of class A common stock
        Leap Wireless Intl., Inc.            6.73% of common stock
        McClatchy Company                    6.43% of class A common stock
        Paxson Communications               10.93% of class A common stock
        Pulitzer Inc.                       29.14% of common stock
        Rural Cellular Corp.                 6.15% of class A common stock
        Viacom Inc.                          7.59% of class A common stock
        Young Broadcasting, Inc.            11.15% of class A common stock

      One of the analysts who prepared this report owns less than 1,000 shares of stock of the following: AOL Time Warner, AT&T, AT&T Wireless, Gannett Inc., General Electric, Knight-Ridder, MCI Group, News Corp., Nextel, Rural Cellular, Walt Disney Company, Worldcom Inc., and Young Broadcasting.

      Evan Carpenter       Dmitry Khaykin     Andrew Rittenberry
      (914) 921-6595       (914) 921-5015     (914) 921-6592

[COPYRIGHT]  Gabelli & Company, Inc. 2001

ONE CORPORATE CENTER RYE, NY 10580
                            GABELLI & COMPANY, INC.
                                           TEL (914) 921-3700 FAX (914) 921-5098
--------------------------------------------------------------------------------
This report has been prepared as a matter of general information. It is not intended to be a complete description of any security or company mentioned and is not an offer to buy or sell any security. Unless otherwise noted, stock prices for 2001 reflect the closing price through the business day immediately prior to the date of this report. All facts and statistics are from sources believed reliable, but are not guaranteed as to accuracy. The firm and its affiliates, employees and clients may have recently established or disposed of, or may be establishing or disposing of, positions in securities mentioned in this report. Since portfolio managers make individual investment decisions in the accounts under their supervision, transactions in such accounts may be inconsistent with research reports. Additional information on these securities and companies is available upon request. [COPYRIGHT] Gabelli & Company, Inc. 2001
--------------------------------------------------------------------------------
                                       12

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AT&T CORP. (T - $19.30 - NYSE) provides voice, data and video communications services to large and small businesses, as well as consumers and government entities. AT&T and its subsidiaries furnish domestic and international long distance, regional, local and wireless communications services, cable television and Internet communications services. Recently, the company announced that it would split into four separate companies. As part of the restructuring, AT&T has recently converted AT&T Wireless from a tracking stock to an asset based stock and spun it off to AT&T shareholders. AT&T Broadband, which includes cable, will have an initial public offering ("IPO") for a tracking stock, and within 12 months of the IPO the tracking stock is expected to be converted to an asset-based stock. AT&T Consumer will become a new consumer tracking stock that will mirror the performance of the companies' residential long distance and WorldNet Internet access business. AT&T's principal unit would be AT&T Business, and shareholders would ultimately own all four. Recently, Comcast Corp. (CCZ - $55.40 - NYSE) submitted an unsolicited bid to acquire cable assets of AT&T for $58 billion in Comcast stock and assumed debt. AT&T management is reviewing this bid.

CABLEVISION SYSTEMS CORP. (CVC - $40.94 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves nearly 3 million cable customers in the most important cable TV market - New York. Cablevision also owns and operates New York City's famed Madison Square Garden (MSG), which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. MSG operates Radio City Entertainment and holds a long-term lease for Radio City Music Hall, home of the world-famous Rockettes. On March 30, 2001, shares that track the performance of the firm's national cable programming subsidiary, Rainbow Media Group (RMG - $20.25 - NYSE), began trading on the NYSE. Rainbow manages growing content offerings such as American Movie Classics, Bravo and The Independent Film Channel.

LIBERTY CORP. (LC - $39.75 - NYSE) is a television broadcasting company headquartered in Greenville, S.C. Liberty's Cosmos Broadcasting owns and operates fifteen network affiliated television stations mainly in the Southeast and Midwest. Eight stations are affiliated with NBC, five with ABC and two with CBS. These stations serve more than four million households and include two stations that were purchased in December 2000 from Civic Communications for $204 million. In February 1999, Liberty hired an investment banker and began a strategic review. In November 2000, Liberty completed the sale of its insurance operations to Royal Bank of Canada for $650 million. The company is now debt-free and focused on its broadcasting operations.

LIBERTY MEDIA CORP. (LMC'A - $12.70 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. Liberty Media holds interests in globally branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ!. Liberty Media's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock were tracking stocks of AT&T, and they were spun off to the tracking stock shareholders in August 2001.

MEDIA GENERAL INC. (MEG - $43.36 - NYSE) is a Richmond, Virginia-based communications company that is primarily focused on the Southeast. Its newspaper publishing operations include the RICHMOND TIMES-DISPATCH, the WINSTON-SALEM JOURNAL, THE TAMPA TRIBUNE, and 22 other daily newspapers. This includes 5 daily newspapers, clustered in Alabama and South Carolina, which the company bought from Thomson Corp. for $237 million in August 2000. The company also owns a 20 percent interest in the DENVER POST. Media General also operates twenty-six television stations primarily located in Southeastern markets, including eight purchased from Spartan Communications on March 27, 2000 for $605 million. The company sold its Garden State Paper Co. to Enron Corp. (ENE - $27.23 - NYSE) for $72 million in August 2000, but still owns 33% of SP Newsprint Company.

NAVISTAR INTERNATIONAL CORP. (NAV - $28.25 - NYSE), with world headquarters outside of Chicago, is a leading North American manufacturer and marketer of medium and heavy trucks and school buses, and a worldwide leader in the manufacture of mid-range diesel engines, produced in a range of 160 to 300 horsepower for the International[R] brand. Navistar is also a private label designer and manufacturer of diesel engines for the full-size pickup truck and van markets. The company's products, parts and services are sold through a network of 1,000 International[R] brand dealer outlets in the United States, Canada, Brazil and Mexico, and through more than 90 separate dealers in 75 countries. Navistar provides financing for its customers and distributors principally through its wholly-owned subsidiary, Navistar Financial Corporation.

PEPSIAMERICAS INC. (PAS - $14.95 - NYSE) was formed by the merger of Whitman Corporation and PepsiAmericas on November 30, 2000. PepsiAmericas markets, packages and distributes a portfolio of carbonated and non-carbonated beverages, primarily Pepsi-Cola, Dr. Pepper and Seven-Up brands in three regions: the central United States, Central Europe and the Caribbean. PepsiCo owns approximately 36.8% of the common shares outstanding.

RALSTON PURINA CO. (RAL - $32.80 - NYSE), based in St. Louis, MO, completed the tax-free spin-off of Energizer Holdings, Inc. on April 1, 2000. Ralston Purina now operates in a single business segment, pet products, and is the world's largest manufacturer of dry pet food. The company is also a leading manufacturer of cat litter products in North America. Ralston Purina's brands include DOG Chow, CAT CHOW, MEOW MIX, PRO PLAN and TIDY CATS. In January, Nestle S.A. announced a definitive merger agreement with Ralston Purina to acquire all shares for $33.50 per share in cash.

TELEPHONE & DATA SYSTEMS INC. (TDS - $94.30 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through an 81% owned United States Cellular Corp. (USM - $49.50 -
AMEX) and its wireline telephone operations through its wholly owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless Corp., which has recently been acquired by Deutsche Telekom (DT - $15.50 - NYSE), a former German phone monopoly, TDS now owns 131.6 million shares of Deutsche Telekom valued at $2 billion. As part of VoiceStream/Deutsche Telekom deal, TDS also received $570 million in cash.

VIACOM INC. (VIA - $34.95 - NYSE; VIA'B - $34.50 - NYSE) is a diversified media company with businesses across many media platforms. Viacom operates cable networks (including VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster Inc). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

WILLAMETTE INDUSTRIES INC. (WLL - $44.99 - NYSE), an integrated forest products company which operates throughout the U.S., Europe, and Mexico, was the subject of a hostile bid by Weyerhaeuser Company (WY - $48.71 - NYSE) in November 2000. WLL rejected the $5.4 billion bid, which valued WLL at $48 per share, arguing that they are not for sale and that this bid is not adequate. WY has been forced to extend the cash tender numerous times throughout the year, and raised it's bid to $50 per share on May 7, 2001. This values WLL at $5.5 billion, which WLL is still contending. Weyerhauser contends that that their offer of $50 per share is still valid, however Willamette is holding out for a higher offer.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         WHO                WHEN
                         ---                ----
      Special Chats:     Mario J. Gabelli   First Monday of each month
                         Howard Ward        First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                         NOVEMBER           DECEMBER         JANUARY
                         --------           --------         -------
      1st Wednesday      Lynda Calkin       Caesar Bryan     Walter Walsh
      2nd Wednesday      Walter Walsh       Ivan Arteaga     Lynda Calkin
      3rd Wednesday      Laura Linehan      Tim O'Brien      Tim O'Brien
      4th Wednesday      Barbara Marcin     Barbara Marcin   Caesar Bryan
      5th Wednesday                                          Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      We have suffered a great loss -- not just the lives of thousands of innocent Americans, but also some loss of faith in the security of Fortress America. This tragedy will change our lives forever. It will not alter the spirit of entrepreneurial capitalism that has made America great or diminish the important role the equities markets serve in promoting economic progress. The American economy and equities markets have weathered numerous political and economic crises, including two World Wars, the Great Depression, the Korean War, the Cuban Missile Crisis, the Kennedy Assassination, the Vietnam War, the inflation of the 1970's and countless serious recessions. They will weather this crisis as well.

      The time tested investment principles we adhere to will also survive. Buying the stocks of quality companies trading at deep discounts to their "real world" economic value makes as much sense today as it did on September 10 and will for all the Septembers to come.

      Finally, we want to extend our sympathy to the families and friends of all the victims of this terrible tragedy. We in the New York area financial services community have lost many friends and colleagues. Brave police officers, fire fighters and emergency workers have given their lives attempting to save others. We are all united as we fortify America from a moral, physical, and economic framework.

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GABVX. Please call us during the business day for further information.

                                                   Sincerely,
                                                   /S/ MARIO J. GABELLI
                                                   MARIO J. GABELLI, CFA
                                                   Portfolio Manager and
                                                   Chief Investment Officer

October 31, 2001

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                               SEPTEMBER 30, 2001
                               -------------------

        AT&T Corp.                              Navistar International Corp.
        Cablevision Systems Corp.               PepsiAmericas Inc.
        Liberty Corp.                           Ralston Purina Co.
        Liberty Media Corp.                     Telephone & Data Systems Inc.
        Media General Inc.                      Viacom Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                    MARKET
  SHARES                                                            VALUE
  -----                                                             -----
              COMMON STOCKS -- 92.4%
              AEROSPACE -- 0.6%
    150,000   Lockheed Martin Corp. ..................          $    6,562,500
                                                                --------------
              AGRICULTURE -- 1.1%
    955,500   Archer-Daniels-Midland Co. .............              12,029,745
                                                                --------------
              AUTOMOTIVE -- 0.4%
    100,000   General Motors Corp. ...................               4,290,000
                                                                --------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.7%
    520,000   Dana Corp. .............................               8,112,000
    755,000   GenCorp Inc. ...........................               8,561,700
    195,900   Genuine Parts Co. ......................               6,241,374
    260,000   Modine Manufacturing Co. ...............               6,390,800
    380,000   Tenneco Automotive Inc. ................                 798,000
                                                                --------------
                                                                    30,103,874
                                                                --------------
              AVIATION: PARTS AND SERVICES -- 0.3%
     85,000   Barnes Group Inc. ......................               1,810,500
    320,000   Fairchild Corp., Cl. A+ ................               1,088,000
                                                                --------------
                                                                     2,898,500
                                                                --------------
              BROADCASTING -- 3.1%
    160,500   Ackerley Group Inc. ....................               1,717,350
    175,000   Gray Communications Systems Inc., Cl. B                2,315,250
    706,000   Liberty Corp. ..........................              28,063,500
    340,000   Paxson Communications Corp., Cl. A+ ....               2,448,000
     22,000   Young Broadcasting Inc., Cl. A+ ........                 319,000
                                                                --------------
                                                                    34,863,100
                                                                --------------
              BUILDING AND CONSTRUCTION -- 0.5%
     80,000   Newport News Shipbuilding Inc. .........               5,376,000
                                                                --------------
              BUSINESS SERVICES -- 3.1%
    200,000   ANC Rental Corp.+ ......................                 104,000
  1,390,000   Cendant Corp.+ .........................              17,792,000
     40,000   National Processing Inc.+ ..............               1,120,000
    350,000   Vivendi Universal SA, ADR ..............              16,222,500
                                                                --------------
                                                                    35,238,500
                                                                --------------
              CABLE -- 4.3%
    930,000   Cablevision Systems Corp., Cl. A+ ......              38,074,200
    471,800   Rainbow Media Group+ ...................               9,553,950
    320,000   UnitedGlobalCom Inc., Cl. A+ ...........                 742,400
                                                                --------------
                                                                    48,370,550
                                                                --------------
              COMMUNICATIONS EQUIPMENT -- 0.9%
     50,000   Corning Inc. ...........................                 441,000
     20,000   Lucent Technologies Inc. ...............                 114,600
    530,000   Motorola Inc. ..........................               8,268,000
     45,000   Scientific-Atlanta Inc. ................                 789,750
                                                                --------------
                                                                     9,613,350
                                                                --------------
              COMPUTER HARDWARE -- 0.2%
    120,000   Hewlett-Packard Co. ....................               1,932,000
                                                                --------------

                                                                    MARKET
  SHARES                                                            VALUE
  -----                                                             -----
              COMPUTER SOFTWARE AND SERVICES -- 0.1%
    130,000   EMC Corp.+ .............................          $    1,527,500
                                                                --------------
              CONSUMER PRODUCTS -- 6.3%
    575,000   Carter-Wallace Inc. ....................              11,747,250
    310,101   Energizer Holdings Inc.+ ...............               5,153,879
    135,000   Gallaher Group plc, ADR ................               3,604,500
    220,000   Gillette Co. ...........................               6,556,000
        500   Givaudan SA+ ...........................                 150,632
    200,000   Hartmarx Corp.+ ........................                 430,000
     33,000   National Presto Industries Inc. ........                 887,700
     33,000   Procter & Gamble Co. ...................               2,402,070
  1,060,000   Ralston Purina Co. .....................              34,768,000
     43,000   Syratech Corp.+ ........................                 263,375
    400,000   Wolverine World Wide Inc. ..............               5,376,000
                                                                --------------
                                                                    71,339,406
                                                                --------------
              CONSUMER SERVICES -- 0.7%
    500,000   Rollins Inc. ...........................               7,775,000
                                                                --------------
              DIVERSIFIED INDUSTRIAL -- 2.8%
     50,000   Ampco-Pittsburgh Corp. .................                 480,000
    115,000   Cooper Industries Inc. .................               4,769,050
    270,000   Crane Co. ..............................               5,918,400
    174,000   GenTek Inc. ............................                 565,500
     50,000   Harbor Global Co. Ltd.+ ................                 465,000
    520,000   Honeywell Inc. .........................              13,728,000
    105,000   ITT Industries Inc.+ ...................               4,704,000
    234,000   Katy Industries Inc. ...................                 741,780
     70,000   Lamson & Sessions Co.+ .................                 280,000
    220,000   WHX Corp.+ .............................                 352,000
                                                                --------------
                                                                    32,003,730
                                                                --------------
              ELECTRONICS -- 0.9%
     50,000   Thermo Electron Corp.+ .................                 902,500
    525,000   Thomas & Betts Corp. ...................               9,177,000
                                                                --------------
                                                                    10,079,500
                                                                --------------
              ENERGY AND UTILITIES -- 1.3%
    244,900   Conectiv Inc. ..........................               5,755,150
      2,996   Kerr-McGee Corp. .......................                 155,514
    110,000   NiSource Inc.+ .........................                 233,200
    300,000   Northeast Utilities ....................               5,619,000
     95,200   Progress Energy Inc. ...................                  28,560
    159,000   Southwest Gas Corp. ....................               3,370,800
                                                                --------------
                                                                    15,162,224
                                                                --------------
              ENTERTAINMENT -- 12.2%
    214,000   GC Companies Inc.+ .....................                 113,420
    120,000   Grupo Televisa SA, ADR+ ................               3,444,000
  2,700,000   Liberty Media Corp,. Cl. A+ ............              34,290,000
  1,285,000   USA Networks Inc.+ .....................              23,104,300
  2,050,000   Viacom Inc., Cl. A+ ....................              71,647,500
    120,000   Viacom Inc., Cl. B+ ....................               4,140,000

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                    MARKET
  SHARES                                                            VALUE
  -----                                                             -----
              COMMON STOCKS (CONTINUED)
              ENTERTAINMENT (CONTINUED)
     45,000   World Wrestling Federation
               Entertainment Inc.+ ...................          $      594,000
                                                                --------------
                                                                   137,333,220
                                                                --------------
              ENVIRONMENTAL SERVICES -- 1.5%
     65,000   Republic Services Inc.+ ................               1,053,000
    585,000   Waste Management Inc. ..................              15,642,900
                                                                --------------
                                                                    16,695,900
                                                                --------------
              EQUIPMENT AND SUPPLIES -- 5.1%
    200,000   CIRCOR International Inc.+ .............               3,000,000
     53,000   Deere & Co. ............................               1,993,330
    505,100   Flowserve Corp.+ .......................               9,975,725
    160,400   Gerber Scientific Inc. .................               1,684,200
      1,836   Kadant Inc.+ ...........................                  23,684
    845,000   Navistar International Corp.+ ..........              23,871,250
     75,000   Sequa Corp., Cl. A+ ....................               3,393,000
     24,500   Sequa Corp., Cl. B+ ....................               1,304,625
    110,000   Sybron Dental Specialties Inc.+ ........               2,046,000
    450,000   UCAR International Inc.+ ...............               4,005,000
    420,000   Watts Industries Inc., Cl. A ...........               5,502,000
                                                                --------------
                                                                    56,798,814
                                                                --------------
              FINANCIAL SERVICES -- 2.5%
    290,000   American Express Co. ...................               8,427,400
     30,000   Bank of New York Co. Inc. ..............               1,050,000
     23,000   Deutsche Bank AG, ADR ..................               1,253,631
    300,000   Heller Financial Inc., Cl. A ...........              15,831,000
    140,000   Phoenix Companies Inc.+ ................               2,023,000
                                                                --------------
                                                                    28,585,031
                                                                --------------
              FOOD AND BEVERAGE -- 6.0%
    216,700   Coca-Cola Enterprises Inc. .............               3,324,178
    320,000   Corn Products International Inc. .......               9,193,600
    200,000   Diageo plc, ADR ........................               8,300,000
    310,000   Flowers Foods Inc.+ ....................              11,237,500
    130,000   Kerry Group plc, Cl. A .................               1,633,574
  1,410,000   PepsiAmericas Inc. .....................              21,079,500
     90,000   PepsiCo Inc. ...........................               4,365,000
    210,000   Safeway Inc.+ ..........................               8,341,200
                                                                --------------
                                                                    67,474,552
                                                                --------------
              HEALTH CARE -- 0.3%
    120,000   Apogent Technologies Inc.+ .............               2,868,000
                                                                --------------
              HOTELS AND GAMING -- 2.7%
    590,000   Aztar Corp.+ ...........................               7,717,200
    278,400   Gaylord Entertainment Co. ..............               5,595,840
  3,000,000   Hilton Group plc .......................               8,068,664
  1,100,000   Hilton Hotels Corp. ....................               8,635,000
                                                                --------------
                                                                    30,016,704
                                                                --------------

                                                                    MARKET
  SHARES                                                            VALUE
  -----                                                             -----
              METALS AND MINING -- 1.7%
     50,000   Barrick Gold Corp. .....................          $      867,500
    500,000   Echo Bay Mines Ltd.+ ...................                 340,000
    550,000   Homestake Mining Co. ...................               5,115,000
    395,000   Newmont Mining Corp. ...................               9,322,000
    220,000   Placer Dome Inc. .......................               2,813,800
    365,000   Royal Oak Mines Inc.+ ..................                   8,578
    600,000   TVX Gold Inc.+ .........................                 294,000
                                                                --------------
                                                                    18,760,878
                                                                --------------
              PAPER AND FOREST PRODUCTS -- 2.9%
    525,000   Pactiv Corp.+ ..........................               7,607,250
    150,000   Westvaco Corp. .........................               3,855,000
    480,000   Willamette Industries Inc. .............              21,595,200
                                                                --------------
                                                                    33,057,450
                                                                --------------
              PUBLISHING -- 8.4%
    240,000   Belo (A.H.) Corp., Cl. A ...............               3,849,600
     20,000   Gannett Co. Inc. .......................               1,202,200
  1,600,000   Media General Inc., Cl. A (a) ..........              69,376,000
     90,000   Meredith Corp. .........................               2,891,700
    310,000   Penton Media Inc. ......................               1,100,500
    100,000   PRIMEDIA Inc.+ .........................                 235,000
    275,000   Reader's Digest Association Inc., Cl. B                4,884,000
    100,000   Scripps (E.W.) Co., Cl. A ..............               6,091,000
    170,000   Tribune Co. ............................               5,338,000
                                                                --------------
                                                                    94,968,000
                                                                --------------
              REAL ESTATE -- 1.1%
    645,000   Catellus Development Corp.+ ............              11,274,600
    130,000   Griffin Land & Nurseries Inc.+ .........               1,614,600
                                                                --------------
                                                                    12,889,200
                                                                --------------
              RETAIL -- 2.6%
    150,000   Albertson's Inc. .......................               4,782,000
  1,620,000   AutoNation Inc.+ .......................              14,239,800
     70,000   Blockbuster Inc., Cl. A ................               1,533,000
     50,000   Burlington Coat Factory Warehouse Corp.                  705,000
    120,000   Ingles Markets Inc., Cl. A .............               1,440,000
    130,000   Lillian Vernon Corp. ...................               1,027,000
    250,000   Neiman Marcus Group Inc., Cl. B+ .......               5,925,000
                                                                --------------
                                                                    29,651,800
                                                                --------------
              SATELLITE -- 0.6%
    450,000   General Motors Corp., Cl. H+ ...........               5,998,500
    140,000   Liberty Satellite & Technology Inc., Cl  A+              173,600
    350,000   Loral Space & Communications Ltd.+ .....                 455,000
                                                                --------------
                                                                     6,627,100
                                                                --------------
              SPECIALTY CHEMICALS-- 1.9%
    325,000   Ferro Corp. ............................               7,533,500
  1,150,000   Hercules Inc.+ .........................               9,487,500
    135,000   Rohm & Haas Co. ........................               4,422,600
                                                                --------------
                                                                    21,443,600
                                                                --------------

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                    MARKET
  SHARES                                                            VALUE
  -----                                                             -----
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS -- 4.9%
  1,200,000   AT&T Corp. .............................          $   23,160,000
     50,000   CenturyTel Inc. ........................               1,675,000
    250,000   Citizens Communications Co. ............               2,350,000
    190,662   Commonwealth Telephone Enterprises Inc.+               7,006,829
     85,000   RCN Corp.+ .............................                 272,000
    200,000   Rogers Communications Inc., Cl. B, ADR+                2,570,000
    753,500   Sprint FON Group .......................              18,091,535
                                                                --------------
                                                                    55,125,364
                                                                --------------
              WIRELESS COMMUNICATIONS -- 8.7%
    500,001   AT&T Wireless Services Inc.+ ...........               7,470,015
    900,000   Nextel Communications Inc., Cl. A+ .....               7,776,000
    355,000   Rogers Wireless
               Communications Inc., Cl. B+ ...........               3,780,750
    250,000   Sprint PCS Group+ ......................               6,572,500
  1,200,000   Telecom Italia Mobile SpA ..............               5,824,924
    700,000   Telephone & Data Systems Inc. ..........              66,010,000
                                                                --------------
                                                                    97,434,189
                                                                --------------
              TOTAL COMMON STOCKS ....................           1,038,895,281
                                                                --------------
              PREFERRED STOCKS -- 0.9%
              PUBLISHING -- 0.9%
    493,724   News Corp. Ltd., Pfd., ADR .............              10,511,384
                                                                --------------

 PRINCIPAL                                                          MARKET
  AMOUNT                                                            VALUE
  -----                                                             -----
              U.S. GOVERNMENT OBLIGATIONS -- 4.8%
$54,000,000   U.S. Treasury Bills,
               3.37% to 3.60%++,
               due 10/04/01 to 11/15/01 ..............          $   53,891,501
                                                                --------------
              REPURCHASE AGREEMENT -- 2.6%
 29,025,000   Agreement with State Street Bank & Trust Co.,
               3.05%, dated 09/28/01 due 10/01/01,
               proceeds at maturity $29,032,377 (b) ..              29,025,000
                                                                --------------
              TOTAL INVESTMENTS -- 100.7%
                (Cost $1,014,453,821) ................           1,132,323,166
                                                                --------------
              OTHER ASSETS AND
                LIABILITIES (NET) -- (0.7)% ..........              (8,297,937)
                                                                --------------
              NET ASSETS -- 100.0% ...................          $1,124,025,229
                                                                ==============
------------------------
(a) Security considered an affiliated holding because the Fund owns at least 5% of the outstanding shares.
(b) Collateralized by U.S. Treasury Bond, 6.625%, due 02/15/27, market value $29,607,775.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.

                           THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

               BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita             Anthony R. Pustorino
ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.       PROFESSOR EMERITUS
                                PACE UNIVERSITY

Robert J. Morrissey             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
MORRISSEY, HAWKINS &LYNCH       LAWRENCE HOSPITAL

                       OFFICERS
Mario J. Gabelli, CFA           Bruce N. Alpert
PRESIDENT AND CHIEF             CHIEF OPERATING OFFICER
INVESTMENT OFFICER              VICE PRESIDENT AND
                                TREASURER

James E. McKee
SECRETARY

                                    CUSTODIAN
                      Boston Safe Deposit and Trust Company

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                             Willkie Farr & Gallagher

                                   UNDERWRITER
                             Gabelli & Company, Inc.

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB409Q301SR

                                        [PHOTO OF MARIO J. GABELLI, CFA OMITTED]

THE
GABELLI
VALUE
FUND
INC.



                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2001